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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 12, 2004

                                THE TORO COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-8649                41-0580470
  (State of Incorporation)   (Commission File Number)   (I.R.S. Employer
                                                          Identification Number)

                           8111 LYNDALE AVENUE SOUTH
                          BLOOMINGTON, MINNESOTA 55420-1196
                        TELEPHONE NUMBER: (952) 888-8801
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
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Item 5. Other Events.

On March 12, 2004, The Toro Company announced that its Board of Directors: (1) approved the repurchase of up to 2,500,000 shares of its common stock, through a Dutch auction self-tender offer, (2) approved the repurchase of up to an additional 1,000,000 shares of its common stock, in the open market or in private transactions, subject to certain conditions; and (3) declared a regular quarterly cash dividend of 6 cents per share to stockholders of record on March 22, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE TORO COMPANY
                                      (Registrant)

Date: March 12, 2004                   By /s/ Stephen P. Wolfe
                                       -----------------------------------------
                                       Stephen P. Wolfe
                                       Vice President Finance,
                                       Treasurer and Chief Financial Officer
                                       (duly authorized officer and principal
                                       financial officer)

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                                 EXHIBIT INDEX


          EXHIBIT
          NUMBER                     DESCRIPTION
          -----------------------------------------------------------
          99.1   Registrant's press release dated March 12, 2004
                 (furnished herewith).